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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 5, 2004
                                                          --------------


                            Finlay Enterprises, Inc.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                      0-25716                      13-3492802
--------------------------------------------------------------------------------
 (State or other                 (Commission                   (IRSEmployer
jurisdiction of                  File Number)               Identification No.)
 incorporation)


       529 Fifth Avenue, New York, New York                         10017
    ------------------------------------------                      -----
     (Address of principal executive offices)                     (zip code)


       Registrant's Telephone Number, including Area Code: (212) 808-2800
                                                           --------------

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(a) - (b)         Not applicable.

(c)               Exhibits.

                  The following exhibit is furnished with this Form 8-K:

                  99.1 Finlay Enterprises, Inc. press release dated August 5, 2004.

ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On August 5, 2004, Finlay Enterprises, Inc. (the "Registrant"), issued a press release announcing the Registrant's sales for the second quarter and six months ended July 31, 2004. A copy of the press release is furnished herewith as
Exhibit 99.1.

















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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         FINLAY ENTERPRISES, INC.
                                         (Registrant)

Dated: August 5, 2004                    By: /s/ Bruce E. Zurlnick
                                             ---------------------------------
                                             Bruce E. Zurlnick
                                             Senior Vice President, Treasurer
                                             and Chief Financial Officer


































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